UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive. Suite C El Cajon, CA (Address of principal executive offices)	92020 (Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wireless FundTM

Semi-Annual Report
September 30, 2011

Wireless Fund Sector Distribution (Unaudited)
(As a Percentage of Net Assets)

Industry Sector	Percentage of Net Assets
1. Radiotelephone Communications	32.13%
2. Telephone Communications (No Radiotelephone)	16.54%
3. Semiconductors and Related Devices	16.20%
4. Radio & TV Broadcasting & Communications Equipment	11.81%
5. Communications Services	11.11%
6. Electronic Computers	10.61%
7. Cash Equivalents Less Liabilities in Excess of Other Assets	1.60%

Average annual total returns for the periods ended 9/30/11 (Unaudited)

9/30/11 NAV $4.78

	1 Year*	3 Year*	5 Year*	10 Year*
Wireless Fund	-13.25%	1.58%	0.17%	1.70%
NASDAQ**	2.99%	5.99%	2.30%	5.67%
Standard & Poor’s 500 Index***	1.14%	1.23%	-1.18%	2.81%

Total Annual Fund Operating Expense Ratio (from 08/01/11 Prospectus): 1.96%

The Annual Fund Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

*1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The NASDAQ Composite (NASDAQ) is a capitalization-weighted index of all common stocks listed on NASDAQ and is an unmanaged group of stocks whose composition is different from the Fund.

***The Standard & Poor’s 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-590-0898.

2011 Semi-Annual Report 1

Proxy Voting Guidelines (Unaudited)

     Value Trend Capital Management, LP, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.wireless-fund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s web-site at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-590-0898). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing operating expenses consisting of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses with similar costs of investing in other mutual funds. If Fund shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. The example is based on an investment of $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) invested in the Fund on April 1, 2011 and held through September 30, 2011.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	April 1, 2011 to
	April 1, 2011	September 30, 2011	September 30, 2011

Actual	$1,000	$815.70	$8.88

Hypothetical	$1,000	$1,015.29	$9.85
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2011 Semi-Annual Report 2

SCHEDULE OF INVESTMENTS - WIRELESS FUND

SEPTEMBER 30, 2011

(UNAUDITED)

Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Communications Services
2,500	American Tower Corp. *	$134,500
3,200	Crown Castle International Corp. *	130,144
3,900	SBA Communications Corp. *	134,472
		399,116	11.11%
Electronic Computers
1,000	Apple Inc. *	381,320	10.61%
Radiotelephone Communications
3,000	Cellcom Israel Ltd. (Israel)	62,670
14,000	China Unicom Ltd. **	285,600
16,800	MetroPCS Communications Inc. *	146,244
10,250	Mobile Telesystems OJSC **	126,075
3,600	NII Holdings Inc. *	97,020
6,000	Tele Norte Leste Participacoes S.A. **	57,180
14,800	Vimpel-Communications **	141,044
9,300	Vodafone Group plc **	238,638
		1,154,471	32.13%
Radio & TV Broadcasting & Communications Equipment
26,000	Nokia Corporation	147,160
5,700	QUALCOMM Inc.	277,191
		424,351	11.81%
Semiconductors and Related Devices
5,000	Atmel Corporation *	40,350
11,000	Intel Corporation	234,685
5,600	NVIDIA Corporation *	70,056
4,300	Skyworks Solutions Inc. *	77,228
6,000	Texas Instruments Inc.	159,900
		582,219	16.20%
Telephone Communications (No Radiotelephone)
7,100	America Movil SA de CV **	156,768
3,500	China Mobile Limited **	170,485
54,000	Sprint Nextel Corp. *	164,160
2,800	Verizon Communications Inc.	103,040
		594,453	16.54%
Total for Common Stock (Cost $2,902,875)		3,535,930	98.40%
Money Market Funds
64,584	First American Treasury Obligation Fund Cl Y Rate 0.00% ***	64,584	1.80%
	(Cost - $64,584)
	Total Investments
	(Cost - $2,967,459)	3,600,514	100.20%
	Liabilities In Excess of Other Assets	(7,250)	-0.20%
	Net Assets	$3,593,264	100.00%

* Non-Income producing securities.
** ADR - American Depositary Receipt.
*** Variable rate security; the yield rate shown represents
the rate at September 30, 2011.
The accompanying notes are an integral part of the financial statements.

2011 Semi-Annual Report 3

WIRELESS FUND

Statement of Assets and Liabilities (Unaudited)
September 30, 2011

Assets:
Investment Securities at Fair Value	$ 3,600,514
(Cost - $2,967,459)
Cash	27
Receivables:
Dividends	3,192
Total Assets	3,603,733
Liabilities:
Payables:
Shareholder Redemptions	4,293
Advisory Fees	6,176
Total Liabilities	10,469

Net Assets	$ 3,593,264
Net Assets Consist of:
Paid In Capital	9,415,814
Accumulated Undistributed Net Investment Income	8,297
Accumulated Realized Gain (Loss) on Investments - Net	(6,463,902)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	633,055
Net Assets, for 751,870 Shares Outstanding	$ 3,593,264
(Unlimited number of shares authorized without par value)
Net Asset Value and Offering Price
Per Share ($3,593,264/751,870 shares)	$ 4.78
Minimum Redemption Price Per Share ($4.78 * 0.98)	$ 4.68

Statement of Operations (Unaudited)
For the six month period ended September 30, 2011
Investment Income:
Interest	$ 4
Dividends (Net of foreign withholding tax and fees of $4,139)	50,472
Total Investment Income	50,476
Expenses:
Management Fees	42,179
Total Expenses	42,179

Net Investment Income	8,297

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments	(202,629)
Change In Unrealized Appreciation on Investments	(629,834)
Net Realized and Unrealized Gain/(Loss) on Investments	(832,463)

Net Decrease in Net Assets from Operations	$ (824,166)

The accompanying notes are an integral part of the financial statements.

2011 Semi-Annual Report 4

WIRELESS FUND

Statements of Changes in Net Assets	(Unaudited)
	4/1/2011	4/1/2010
	to	to
	9/30/2011	3/31/2011
From Operations:
Net Investment Income (Loss)	$8,297	$(775)
Net Realized Gain/(Loss) on Investments	(202,629)	550,596
Change In Net Unrealized Appreciation (Depreciation)	(629,834)	25,619
Increase (Decrease) in Net Assets from Operations	(824,166)	575,440
From Capital Share Transactions:
Proceeds From Sale of Shares	109,666	565,761
Proceeds From Redemption Fees (Note 2)	3	4,712
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(454,151)	(1,912,311)
Net Increase (Decrease) from Shareholder Activity	(344,482)	(1,341,838)

Net Increase (Decrease) in Net Assets	(1,168,648)	(766,398)

Net Assets at Beginning of Period	4,761,912	5,528,310
Net Assets at End of Period (Including Accumulated Undistributed	$3,593,264	$4,761,912
Net Investment Income of $8,297 and $0, respectively)

Share Transactions:
Issued	19,761	108,713
Reinvested	-	-
Redeemed	(80,100)	(356,981)
Net Increase (Decrease) in Shares	(60,339)	(248,268)
Shares Outstanding, Beginning of Period	812,209	1,060,477
Shares Outstanding, End of Period	751,870	812,209

Financial Highlights	(Unaudited)
Selected data for a share outstanding	4/1/2011		4/1/2010		4/1/2009		4/1/2008	4/1/2007	4/1/2006
throughout the period:	to		to		to		to	to	to
	9/30/2011		3/31/2011		3/31/2010		3/31/2009	3/31/2008	3/31/2007
Net Asset Value -
Beginning of Period	$ 5.86		$ 5.21		$ 3.23		$ 5.81	$ 5.44	$ 4.79
Net Investment Income/(Loss) (a)	0.01		-	*	(0.02)		(0.01)	(0.04)	(0.05)
Net Gains or Losses on Investments
(realized and unrealized) (b)	(1.09)		0.65		2.00		(2.57)	0.40	0.70
Total from Investment Operations	(1.08)		0.65		1.98		(2.58)	0.36	0.65
Proceeds from Redemption Fees	-	*	-	*	-	*	- *	0.01	- *
Net Asset Value -
End of Period	$ 4.78		$ 5.86		$ 5.21		$ 3.23	$ 5.81	$ 5.44
Total Return (c)	(18.43)%	**	12.48%		61.30%		(44.41)%	6.80%	13.57%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 3,593		$ 4,762		$ 5,528		$ 3,599	$ 8,116	$ 6,532

Ratio of Expenses to Average Net Assets	1.95%	***	1.95%		1.95%		1.95%	1.95%	1.95%
Ratio of Net Investment Income/(Loss) to
Average Net Assets	0.38%	***	-0.01%		-0.36%		-0.12%	-0.71%	-1.05%
Portfolio Turnover Rate	8.52%	**	12.60%		25.29%		12.02%	81.16%	17.13%

* Amounts were less than $0.005 per share. ** Not Annualized. ***Annualized.
(a) Per Share amounts calculated using Average Shares Outstanding method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total Returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return calculation does not reflect redemption fee.

The accompanying notes are an integral part of the financial statements.

2011 Semi-Annual Report 5

NOTES TO THE FINANCIAL STATEMENTS - WIRELESS FUND
September 30, 2011
(Unaudited)

1.) ORGANIZATION
Wireless Fund (the"Fund") is a non-diversified series of the PFS Funds (the "Trust"), an open-ended management investment company. Prior to March 5, 2010 the Trust was named Wireless Fund. The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of September 30, 2011, there were five series operating in the Trust. The Fund's primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING
POLICIES SECURITY VALUATION:
The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the six month period ended September 30, 2011, proceeds from redemption fees were $3.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken on the Fund’s 2011 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended September 30, 2011, the Fund did not incur any interest or penalties.

2011 Semi-Annual Report 6

Notes to the Financial Statements (Unaudited) - continued

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, including ADRs). Equity securities are generally valued by using market quotations. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

2011 Semi-Annual Report 7

Notes to the Financial Statements (Unaudited) - continued

Money market funds. Shares of money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock, including ADRs	$3,535,930	$0	$0	$3,535,930
Money Market Funds	64,584	0	0	64,584
Total	$3,600,514	$0	$0	$3,600,514

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended September 30, 2011. There were no transfers into or out of level 1 and level 2 during the six month period ended September 30, 2011. It is the Fund’s policy to consider transfers into or out of level 1 and level 2 as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENT
Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. The Adviser also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser. The Adviser pays all operating expenses of the Fund, with the exception of taxes, interest, borrowing expenses (such as (a) interest and (b) dividends on short sales), brokerage commissions and extraordinary expenses. For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Fund. As a result of the above calculation, for the six month period ended September 30, 2011, the Adviser received management fees totaling $42,179. At September 30, 2011, the Fund owed $6,176 to the Adviser.

5.) RELATED PARTY TRANSACTIONS
Control persons of Value Trend Capital Management, LP. also serve as directors/officers of the Fund. These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund. For the six month period ended September 30, 2011 the Trustees who are not interested persons of the Fund received Trustees’ fees totaling $1,250 from the Adviser.

2011 Semi-Annual Report 8

Notes to the Financial Statements (Unaudited) - continued

6.) CAPITAL STOCK
The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at September 30, 2011 was $9,415,814 representing 751,870 shares outstanding.

7.) INVESTMENT TRANSACTIONS
For the six month period ended September 30, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $359,234 and $621,653, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For federal income tax purposes, the cost of investments owned at September 30, 2011 was $2,967,459. At September 30, 2011, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,177,325	($544,270)	$633,055

There were no differences between book basis and tax basis unrealized appreciation.

8.) LOSS CARRYFORWARDS
At March 31, 2011, the Fund had available for federal tax purposes an unused capital loss carryforward of $6,261,273, of which $375,757 expires in 2012, $2,851,410 expires in 2013, $2,154,763 expires in 2014, $711,985 expires in 2017 and $167,358 expires in 2018. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. Capital loss carryforwards in the amount of $649,719 expired during the year ended March 31, 2011.

9.) DISTRIBUTIONS TO SHAREHOLDERS
There were no distributions paid during the six month period ended September 30, 2011 and fiscal year ended March 31, 2011.

2011 Semi-Annual Report 9

Investment Adviser
Value Trend Capital Management, LP
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Ste 400
Broadview Hts, OH 44147

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY 11530

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Ste 1100
Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Wireless
Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wireless Fund

By: /s/Ross C. Provence Ross C. Provence President

Date: 12/2/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 12/2/11

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 12/2/11